UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska            68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

12/31

Date of reporting period: 12/31/10

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2010

JNF Equity Portfolio

JNF Balanced Portfolio

JNF Money Market Portfolio

Each a series of the Northern Lights Variable Trust

Dear Shareholders:

We are pleased to present you with the JNF Equity Portfolio Annual Report for 2010.

The JNF Equity Portfolio returned 12.29% for the Fourth Quarter, underperforming the Russell Mid Cap Index1 which produced a 13.07% return. For the full year 2010, the fund outperformed its benchmark, returning 26.02% versus 25.48%.

The Portfolio Manager, Chicago Equity Partners (“CEP”), has maintained a stance consistent with its historical approach.  Based upon a belief that certain fundamental characteristics drive stock performance, CEP seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

The economic news in the third and fourth quarters of 2010 was generally positive. Fears of a ‘double dip’ recession receded, as the 3rd Quarter GDP number was 2.6%, which was a pick-up from the 1.7% reading in the prior three months.  The general consensus is for a similar reading in the fourth quarter.  Unemployment dropped from 9.8% to 9.4% in the latest reading, but this was due in equal parts to increased jobs and a reduction in the workforce. The unemployment rate has generally been stronger than the more complete payroll survey of businesses, which showed an increase of 103,000 jobs in the same December release – a slight disappointment.  While we may have seen the worst in terms of job losses, hiring levels remain weak.

The personal savings rate fell slightly in the 4th Quarter, as spending rose faster than disposable income.  Ultimately, consumers will need to repair their financial net worth, but this is difficult to achieve with falling or flattening incomes combined with the massive hit to net worth from the decline in housing values.  Although the portfolio wealth effect from a resurgent stock market is a positive, the savings rate data is volatile for several reasons, but it appears the underlying trend right now is in the 5-6% range.  The latest consumer confidence expectations rating of 71.9 from December 2010 is actually down from the 75.9 rating at the end of 2009.  In general, the consumer remains cautious and nervous about prospects for job and income growth in the future, but spending appears to have picked up recently.  Everyone will be watching to see if this spending is maintained.

Equity markets continued their ascent in the fourth quarter with nearly all domestic indexes posting double digit returns.  Historically, the turn of the year is a good period for stock returns and this year’s fourth quarter did not disappoint.

1 The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Cautious comments from the Federal Reserve about the pace of the recovery were overshadowed by their pledge to “provide additional accommodation if needed to support the economic recovery”.  In November, the Fed followed through the formal announcement of an additional round of quantitative easing dubbed QE2.  Once again, smaller was better as the Russell Midcap finished the quarter nearly 2% ahead of the Russell 1000.

The stock-selection forecasts from CEP’s model were negative for the quarter. This performance was influenced the most by the month of December. The markets’ preference for momentum reversed with previously strong performing stocks lagging and lagging stocks rebounding.  Value factors and growth factors were positive during the quarter, while quality factors were negative. Overall, we continue to see an improving environment.  For the year, the highest ranked stocks outperformed the lowest rank stocks, but the spread between the two was narrower than the long term.

Sector performance was evenly split with half of the sectors providing positive excess returns and half providing negative.  The largest positive contribution came from the energy sector, driven by the strong performance in oil services.  The healthcare sector capped off a positive year with a positive final quarter.  Materials were the largest negative contributor to performance with underperformance being spread across the various industries.  Commodity-sensitive stocks continued their rebound as both the energy and materials sectors posted gains above 20%.  Defensive sectors such as utilities and staples lagged as the market embraced the risk/on trade once again.

Overall, the philosophy of the JNF Equity Portfolio will not change based on short-term trends or conditions in the market. The goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.   We will continue to use our disciplined approach to provide added value at controlled levels of risk.

Thank you for being a shareholder of the JNF Equity Portfolio.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF Equity Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2010 is 1.20%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

JNF Equity Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2010

The Fund's performance figures* for the period ended December 31, 2010, as compared to its benchmark:

	One Year	Three Year	Since Inception**
JNF Equity Portfolio	26.02%	-0.80%	-3.37%
Russell Midcap Total Return ***	25.48%	1.05%	0.08%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Performance figures for periods greater than 1 year are annualized.

** Inception date is May 1, 2007.

*** The Russell Midcap Index is an unmanaged Index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Top Ten Holdings by Industry	% of Net Assets
REITs	5.9%
Retail	5.9%
Oil & Gas	4.2%
Semiconductors	4.2%
Electric	4.1%
Insurance	4.0%
Diversified Financial Services	3.9%
Software	3.7%
Banks	3.6%
Chemicals	3.4%
Other, Cash & Cash Equivalents	57.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Dear Shareholders:

We are pleased to present you with the JNF Balanced Portfolio (“the Portfolio”) Annual Report for 2010.

The JNF Balanced Portfolio returned 6.56% for the Fourth Quarter, underperforming the split 70/30 benchmark, which returned 7.36%1.  For 2010, the Fund’s return was 11.74% while the benchmark return was 13.23%.  Over the fourth quarter, the fund’s allocation was approximately 5% underweight to stocks, which was the main reason for the underperformance because equities posted double digit gains during the quarter, while fixed income was slightly negative during the quarter.  We moved to this allocation in mid-August, reflecting the continued economic uncertainty and slow growth recovery scenario.   As a result of the Fed’s actions and other positive news, the more cautious allocation erased the positive excess returns from both the equity and fixed portfolios over the one-year period.

The Equity Team at the Portfolio Manager, Chicago Equity Partners (“CEP”), based upon a belief that certain fundamental characteristics drive stock performance, seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

The economic news in the third and fourth quarters of 2010 was generally positive. Fears of a ‘double dip’ recession receded, as the 3rd Quarter GDP number was 2.6%, which was a pick-up from the 1.7% reading in the prior three months.  The general consensus is for a similar reading in the fourth quarter.  Unemployment dropped from 9.8% to 9.4% in the latest reading, but this was due to equal parts increased jobs and a reduction in the workforce. The unemployment rate, which has been volatile, has generally been stronger than the more complete payroll survey of businesses, which showed an increase of 103,000 jobs in the same December release – a slight disappointment.  While we may have seen the worst in terms of job losses, hiring levels remain weak.  Their was a rebound in the manufacturing economy, where the ISM new orders index ended December at a 60.9 reading, up from 51.1 at the end of the prior quarter (values above 50 indicate expansion).

The personal savings rate fell slightly in the 4th Quarter, as spending rose faster than disposable income.  Ultimately, consumers will need to repair their financial net worth, which requires a long term savings rate of 7-8%, according to most estimates.  This is difficult to achieve with falling or flattening incomes combined with the massive hit to net worth from the decline in housing values, although the portfolio wealth effect from a resurgent stock market is a positive.  The savings rate data is volatile for several reasons, but it appears the underlying trend right now is in the 5-6% range.  The latest consumer confidence expectations rating of 71.9 from December 2010 is actually down from the 75.9 rating at the end of 2009.  In general, the consumer remains cautious and nervous about prospects for job and income growth in the future, but spending appears to have picked up recently. Everyone will be watching to see if this spending is maintained.

1 70 % Russell 1000 Index and 30% Barclay’s Capital US Aggregate Index. The Russell 1000 is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.

Equity markets continued their ascent in the fourth quarter with nearly all domestic indexes posting double digit returns.  Historically, the turn of the year is a good period for stock returns and this year’s fourth quarter did not disappoint.

Cautious comments from the Federal Reserve about the pace of the recovery were overshadowed by their pledge to “provide additional accommodation if needed to support the economic recovery”.  In November the Fed followed through with the formal announcement of an additional round of quantitative easing dubbed QE2.  Once again, smaller was better as the Russell Midcap finished the quarter nearly 2% ahead of the Russell 1000.

The equity portion of the JNF Balanced Portfolio slightly outperformed its benchmark for both the fourth quarter and year.  The stock-selection forecasts from CEP’s model were negative for the quarter, which was influenced the most by the month of December. The markets’ preference for momentum reversed with previously strong performing stocks lagging and lagging stocks rebounding.  Value factors performed the best during the quarter, quality and growth factors were flat. Overall, we continue to see an improving environment.  For the year the highest ranked stocks outperformed the lowest rank stocks, but the spread between the two was narrower than the long term. Six of the ten sectors contributed positive performance on a relative basis.

The largest positive contribution came from the technology sector, particularly communication equipment.  Staples, was driven by the strong performance in household products and construction was the largest contributor in industrials.  Materials were the largest negative contributor to performance with chemicals being the lagging industry.

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

The fixed income market was characterized by two different sets of expectations in 2010.  After remaining stable though the first quarter, interest rates declined dramatically in the second and third quarter as economic growth decelerated from 2009 levels.  As the possibility of a double dip recession emerged, investors globally became more risk averse.  In addition to concerns over the U.S. economy, concern developed over the credit worthiness of several European countries.  In the fourth quarter, however, renewed optimism resulting from the Federal Reserve’s announcement of additional stimulus, from QE2, caused interest rates to increase sharply.  In spite of the change of direction in rates in the 4th quarter, fixed income returns finished the year at or above historical averages.

Quality spreads, curve slope, and rate volatility, likewise responded to the changing outlook throughout 2010.  After declining dramatically in 2009 and early 2010, quality spreads increased mid-year, but resumed an increase in slope after the Federal Reserve announced its intention to stimulate inflation.  While reported year over year Core CPI was the lowest level in 50 years through November 2010, bond markets have increased the inflation premium in fixed income securities in spite of uncertainty over the effectiveness of QE2.

The Barclays Capital Aggregate Index, the benchmark for the fixed income portion of the JNF Balanced Portfolio, had a total return of -1.30% in the fourth quarter of 2010.   The fixed income portion of the Portfolio underperformed this quarter, but outperformed over the one-year period.  The majority of the underperformance came from the result of our reduction in exposure to the credit sector, as well as moving toward high quality credits within the portion of the Portfolio that remains in that sector.

As mentioned, the Portfolio has reduced exposure to credit given concerns about 2011.  In a post financial crisis environment, the credit cycle will likely be shorter than in a normal post-recession period.  Valuations are no longer compelling given the macroeconomic uncertainty.  Agency debentures, Agency Mortgage Backed Securities, and Treasuries were purchased with corporate sale proceeds.  Reducing risk is prudent at this point in the recovery.

Additionally, the Portfolio is positioned to take advantage of the steep yield curve, while portfolio duration remains within + / - 10% of the benchmark.  As always, we will be diligent in monitoring exposures and will adjust the portfolio accordingly as we monitor the market conditions.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF Balanced Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May, 1 2010 is 1.20%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

JNF Balanced Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2010

The Fund's performance figures* for the period ended December 31, 2010, as compared to its benchmark:

	One Year	Three Year	Since Inception**
JNF Balanced Portfolio	11.74%	1.51%	0.83%
Barclay's Capital US Aggregate Bond Index ***	6.54%	5.90%	6.17%
Russell 1000 Total Return Index ***	16.10%	-2.37%	-1.94%
Blended Benchmark Index ***	13.23%	0.11%	0.49%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Performance figures for periods greater than 1 year are annualized.

** Inception date is May 1, 2007.

*** The Blended Benchmark Index represents a blend of 70% Russell 1000 Total Return Index and 30% Barclay's Capital US Aggregate Bond Index. The Russell 1000 is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index  is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.

Top Ten Holdings by Industry	% of Net Assets
US Government Agencies - Mortgage Backed	11.1%
US Government Agency	10.3%
Banks	6.4%
Oil & Gas	6.3%
Computers	5.4%
Retail	4.3%
Pharmaceuticals	4.2%
US Government	3.2%
Telecommunications	3.1%
Software	2.6%
Other, Cash & Cash Equivalents	43.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Dear Shareholders:

We are pleased to present you with the JNF Money Market Portfolio Annual Report for 2010.

The JNF Money Market returned 0.02% for 2010 and 0.00% for Q4 2010.

Given the low yield environment and high liquidity needs of the fund we remained focused on safety and liquidity. We continued to hold a high proportion of variable rate demand notes throughout the year, encompassing on average greater than 50% of the fund’s assets. This benefited us through not just a put driven liquidity feature but also allowing us to participate in the yield upside through regular rate resets. The yield curve was rather flat throughout 2010; hence we preferred to hold most assets in short dated securities outside of what was not already committed to variable rate demand notes.

The JNF Money Market Portfolio invests only in high-quality U.S. dollar-denominated short-term debt obligations, including:

�� Securities issued by the U.S. government and its agencies

�� Bankers’ acceptances, certificates of deposit and time deposits from U.S. and foreign banks

�� Repurchase agreements

�� Commercial paper

�� Taxable municipal securities

�� Master notes

�� Cash equivalents

A portion of its assets may be invested in U.S. dollar-denominated foreign securities. The portfolio is invested in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments. In selecting securities, we focus on securities that offer safety, liquidity and a competitive yield.

Market conditions and Money Markets

Building on the strength in the markets that appeared in late 2009, the equity markets posted an 11% gain in 2010 albeit the double-dip scare over the summer. The majority of those gains came during the month of December on the back of several drivers but principally credited to the shift in Congress, extension of Bush era tax cuts and general improvement in economic data.

Treasury yields on the other hand put in multi-year lows with the 10 year notes touching 2.38% in October 2010. Much of this was demand driven especially in the first half of the year, with investors seeking safety along with the Fed which continued with its treasury purchase program also known as quantitative easing or “QE”. The program was further extended to the tune of $600 billion in early November 2010. The reaction to “QE II” has been mixed as treasuries have eased off since the QE II announcement, finishing the year with yields almost 100 bps off the low. Much of this is attributable to the Fed driven growth in investor appetite for riskier assets such as corporate bonds and equities.

On the economic front while manufacturing and retail have displayed some strength, housing and credit expansion continue to be weak. Faced with a fragile recovery and high unemployment, the Fed remained on-hold as far as target rates are concerned. Inflation, not seen as an issue stateside as yet, could certainly start peeking as it has in emerging markets and force the hand of the Fed on their rate policy. How this plays out remains to be seen as investor focus certainly is shifting towards the health of the US balance sheet, many questioning the validity of the debt ceiling, account deficits and budget controls.

During the fourth quarter 2010, the Fed announced its quantitative easing measures or “QE II” as it’s widely known to the order of $600B. While treasuries initially reacted with a sell-off they have since rallied with the 10 year rates moving from 2.65% around announcement to roughly 3.29% through the end of the quarter. While inflation worries are having some impact on the longer end of the curve, much of this movement is attributable to improving economic data which supports investor preference for riskier assets.

European debt issues continued to resurface throughout the year. Just as we saw the European Central Bank come to the rescue of Greece earlier on in the year, a similar aid deal was announced for Ireland to the tune of $98B. However, the movement in Libor spreads was minimal with the three month and one year Libor widening by just one basis point over the quarter, finishing at .30% and .78% respectively.

As always, the fund focus in the fourth quarter 2010 remained on safety and liquidity. Given the volatility of the asset base we increased our exposure to variable rate demand note securities over the quarter from 55% to almost 75%. Not only did this allow us to manage the liquidity needs of the portfolio, we were also able to attain a reasonable market yield due to the weekly reset nature of these securities. On the term side, we continued to add exposure to high quality names in mostly shorter durations within one month.

We believe the Fed will keep the interest rate policy unchanged through at least the first half of 2011. Through this period of low rates, we remain principled in our strategy, focusing on liquidity and safety as our primary objectives. Our overweight position in variable rate demand note products will continue to benefit us as our interest rate exposure remains low while there will be opportunity for upside through regular rate resets.

Thank you for being a shareholder of the JNF Money Market Portfolio.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment returns will vary. Investment returns do not reflect the deduction of taxes a shareholder would pay. The Fund’s prospectus contains more complete information, including fees, expenses and risks. An investment in the JNF Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010
Shares		Value

	COMMON STOCK - 98.3%
	ADVERTISING - 0.4%
31,600	Interpublic Group of Cos., Inc. *	$ 335,592

	AEROSPACE/DEFENSE - 0.8%
3,650	Cubic Corp.	172,097
1,100	Esterline Technologies Corp. *	75,449
600	Herley Industries, Inc. *	10,392
5,900	L-3 Communications Holdings, Inc.	415,891
320	Triumph Group, Inc.	28,611
		702,440
	AGRICULTURE - 0.3%
3,000	Lorillard, Inc.	246,180
100	Universal Corp.	4,070
		250,250
	AIRLINES - 0.7%
600	Alaska Air Group, Inc. *	34,014
15,200	Southwest Airlines Co.	197,296
9,510	United Continental Holdings, Inc. *	226,528
12,050	US Airways Group, Inc. *	120,621
		578,459
	APPAREL - 1.1%
6,300	Coach, Inc.	348,453
1,800	CROCS, Inc. *	30,816
575	Deckers Outdoor Corp. *	45,850
200	Oxford Industries, Inc.	5,122
800	Steven Madden Ltd. *	33,376
5,000	Timberland Co. *	122,950
1,750	Under Armour, Inc. - Cl. A *	95,970
2,500	VF Corp.	215,450
600	Warnaco Group, Inc. *	33,042
1,400	Wolverine World Wide, Inc.	44,632
		975,661
	AUTO PARTS & EQUIPMENT - 1.0%
1,800	Autoliv, Inc.	142,092
500	Cooper Tire & Rubber Co.	11,790
1,400	Dana Holding Corp. *	24,094
900	Standard Motor Products, Inc.	12,330
1,500	Tenneco, Inc. *	61,740
5,500	Titan International, Inc.	107,470
10,700	TRW Automotive Holdings Corp. *	563,890
		923,406

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	BANKS - 3.6%
400	Bancfirst Corp.	$ 16,476
6,000	Banco Latinoamericano de Comercio Exterior SA	110,760
1,200	Bancorp Rhode Island, Inc.	34,908
700	Cass Information Systems, Inc.	26,558
800	Chemical Financial Corp.	17,720
1,800	Community Bank System, Inc.	49,986
1,100	Community Trust Bancorp, Inc.	31,856
3,200	Enterprise Financial Services Corp.	33,472
32,700	Fifth Third Bancorp	480,036
3,300	Financial Institutions, Inc.	62,601
12,400	FNB Corp.	121,768
145,500	KeyCorp	1,287,675
1,500	M&T Bank Corp.	130,575
400	Merchants Bancshares, Inc.	11,024
2,100	MidWestOne Financial Group, Inc.	31,731
650	Park National Corp.	47,236
1,100	Renasant Corp.	18,601
3,500	Republic Bancorp, Inc. - Cl. A	83,125
2,800	Sandy Spring Bancorp, Inc.	51,604
10,000	SunTrust Banks, Inc.	295,100
5,100	Trustmark Corp.	126,684
1,700	UMB Financial Corp.	70,414
200	Washington Trust Bancorp, Inc.	4,376
3,200	WesBanco, Inc.	60,672
		3,204,958
	BEVERAGES - 1.0%
300	Boston Beer Co., Inc. *	28,527
5,000	Coca-Cola Enterprises, Inc.	125,150
12,800	Constellation Brands, Inc. *	283,520
8,500	Dr Pepper Snapple Group, Inc.	298,860
2,600	Hansen Natural Corp. *	135,928
1,500	National Beverage Corp.	19,710
		891,695
	BIOTECHNOLOGY - 1.1%
3,900	Alexion Pharmaceuticals, Inc. *	314,145
1,100	Arqule, Inc. *	6,457
1,400	Cubist Pharmaceuticals, Inc. *	29,960
1,150	Enzon Pharmaceuticals, Inc. *	13,995
3,200	Incyte Corp. Ltd. *	52,992
6,692	Life Technologies Corp. *	371,406
383	Ligand Pharmaceuticals, Inc. *	3,416
3,600	Medicines Co. *	50,868
23,200	SuperGen, Inc. *	60,784
1,500	United Therapeutics Corp. *	94,830
		998,853

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	BUILDING MATERIALS - 0.1%
2,900	Gibraltar Industries, Inc. *	$ 39,353
500	Interline Brands, Inc. *	11,385
		50,738
	CHEMICALS - 3.4%
4,100	Albemarle Corp.	228,698
250	Arch Chemicals, Inc.	9,482
800	Balchem Corp.	27,048
17,600	Cabot Corp.	662,640
2,900	Eastman Chemical Co.	243,832
6,450	Ferro Corp. *	94,428
7,500	Huntsman Corp.	117,075
5,600	International Flavors & Fragrances, Inc.	311,304
5,500	Lubrizol Corp.	587,840
400	NewMarket Corp.	49,348
900	Omnova Solutions, Inc. *	7,524
2,200	PolyOne Corp. *	27,478
4,300	PPG Industries, Inc.	361,501
1,750	Rockwood Holdings, Inc. *	68,460
1,600	Sensient Technologies Corp.	58,768
2,250	Westlake Chemical Corp.	97,808
		2,953,234
	COAL - 0.4%
8,400	Arch Coal, Inc.	294,504
1,150	Cloud Peak Energy, Inc. *	26,714
4,200	International Coal Group, Inc. *	32,508
		353,726
	COMMERCIAL SERVICES - 2.9%
520	ABM Industries, Inc.	13,676
1,800	Administaff, Inc.	52,740
7,700	Advance America Cash Advance Centers, Inc.	43,428
500	Advisory Board Co. *	23,815
500	Bridgepoint Education, Inc. *	9,500
1,250	Cardtronics, Inc. *	22,125
100	Chemed Corp.	6,351
14,700	Convergys Corp. *	193,599
1,200	Corporate Executive Board Co.	45,060
1,500	Deluxe Corp.	34,530
8,800	Gartner, Inc. *	292,160
9,200	Great Lakes Dredge & Dock Corp.	67,804
5,300	Kelly Services, Inc. *	99,640
300	Kenexa Corp. *	6,537
10,500	Manpower, Inc.	658,980
150	Monro Muffler Brake, Inc.	5,188

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	COMMERCIAL SERVICES - 2.9% (Continued)
800	PDI, Inc. *	$ 8,432
150	Pre-Paid Legal Services, Inc. *	9,038
3,300	Providence Service Corp *	53,031
1,900	Rollins, Inc.	37,525
20,000	RR Donnelley & Sons Co.	349,400
2,700	Sotheby's	121,500
1,300	SuccessFactors, Inc. *	37,648
3,700	Towers Watson & Co.	192,622
950	TrueBlue, Inc. *	17,091
400	United Rentals, Inc. *	9,100
3,100	Valassis Communications, Inc. *	100,285
1,050	Wright Express Corp. *	48,300
		2,559,105
	COMPUTERS - 2.5%
600	3D Systems Corp. *	18,894
300	Fortinet, Inc. *	9,705
1,300	iGate Corp.	25,623
2,400	Imation Corp. *	24,744
1,050	Jack Henry & Associates, Inc.	30,607
1,700	Magma Design Automation, Inc. *	8,517
1,950	Manhattan Associates, Inc. *	59,553
12,700	MICROS Systems, Inc. *	557,022
4,500	Ness Technologies, Inc. *	26,730
21,200	NetApp, Inc. *	1,165,152
300	Netscout Systems, Inc. *	6,903
2,400	Radiant Systems, Inc. *	46,968
2,000	Riverbed Technology, Inc. *	70,340
3,200	Teradata Corp. *	131,712
3,000	Xyratex Ltd. *	48,930
		2,231,400
	COSMETICS/PERSONAL CARE - 0.6%
1,700	Elizabeth Arden, Inc. *	39,117
5,400	Estee Lauder Cos, Inc.	435,780
2,900	Inter Parfums, Inc.	54,665
		529,562
	DISTRIBUTION/WHOLESALE - 1.1%
1,300	MWI Veterinary Supply, Inc. *	82,095
2,050	Owens & Minor, Inc.	60,332
800	United Stationers, Inc. *	51,048
5,900	WW Grainger, Inc.	814,849
		1,008,324

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 3.9%
14,700	Ameriprise Financial, Inc.	$ 845,985
1,050	Cohen & Steers, Inc.	27,405
200	Credit Acceptance Corp. *	12,554
46,300	Discover Financial Services	857,939
600	Federal Agricultural Mortgage Corp.	9,792
8,500	Janus Capital Group, Inc.	110,245
9,100	Legg Mason, Inc.	330,057
7,800	Nelnet, Inc. - Cl. A	184,782
25,800	SLM Corp. *	324,822
8,400	T Rowe Price Group, Inc.	542,136
4,100	Waddell & Reed Financial, Inc.	144,689
1,250	World Acceptance Corp. *	66,000
		3,456,406
	ELECTRIC - 4.1%
500	Allete, Inc.	18,630
28,000	Ameren Corp.	789,320
1,600	Cleco Corp.	49,216
10,100	Constellation Energy Group, Inc.	309,363
14,600	DTE Energy Co.	661,672
800	El Paso Electric Co. *	22,024
12,700	Integrys Energy Group, Inc.	616,077
3,700	MGE Energy, Inc.	158,212
9,000	Northeast Utilities	286,920
14,000	Pepco Holdings, Inc.	255,500
8,250	Pinnacle West Capital Corp.	341,963
4,900	PNM Resources, Inc.	63,798
1,600	Portland General Electric Co.	34,720
1,200	Unisource Energy Corp.	43,008
		3,650,423
	ELECTRICAL COMPONENT & EQUIPMENT - 0.5%
500	Belden, Inc.	18,410
2,000	Energizer Holdings, Inc. *	145,800
200	EnerSys *	6,424
2,600	GrafTech International Ltd. *	51,584
600	Littelfuse, Inc.	28,236
14,800	Power-One, Inc. *	150,960
		401,414

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	ELECTRONICS - 2.0%
4,100	Agilent Technologies, Inc. *	$ 169,863
1,600	Coherent, Inc. *	72,224
1,700	Daktronics, Inc.	27,064
260	Dionex Corp. *	30,683
20,600	Jabil Circuit, Inc.	413,854
900	Measurement Specialties, Inc. *	26,415
2,000	Mettler-Toledo International, Inc. *	302,420
11,700	Tech Data Corp. *	515,034
16,800	Vishay Intertechnology, Inc. *	246,624
		1,804,181
	ENGINEERING & CONSTRUCTION - 2.4%
12,100	Aecom Technology Corp. *	338,437
7,000	Chicago Bridge & Iron Co. NV *	230,300
4,900	EMCOR Group, Inc. *	142,002
1,400	Exponent, Inc. *	52,542
2,900	Fluor Corp.	192,154
27,400	KBR, Inc.	834,878
4,150	Tutor Perini Corp.	88,852
5,700	URS Corp. *	237,177
		2,116,342
	ENTERTAINMENT - 0.0%
1,800	Cinemark Holdings, Inc.	31,032

	ENVIRONMENTAL CONTROL - 0.0%
300	Clean Harbors, Inc. *	25,224

	FOOD - 2.6%
1,600	B&G Foods, Inc.	21,968
16,700	Corn Products International, Inc.	768,200
900	Fresh Del Monte Produce, Inc.	22,455
7,100	Hershey Co.	334,765
13,800	Hormel Foods Corp.	707,388
200	Ingles Markets, Inc.	3,840
1,400	John B. Sanfilippo & Son, Inc. *	17,416
6,300	McCormick & Co., Inc.	293,139
1,000	Nash Finch Co.	42,510
10,300	SUPERVALU, Inc.	99,189
500	Tootsie Roll Industries, Inc.	14,485
		2,325,355

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	FOREST PRODUCTS & PAPER - 1.8%
15,700	Boise, Inc.	$ 124,501
600	Buckeye Technologies, Inc.	12,606
1,290	Clearwater Paper Corp. *	101,007
6,400	Domtar Corp.	485,888
9,300	International Paper Co.	253,332
12,600	MeadWestvaco Corp.	329,616
700	Neenah Paper, Inc.	13,776
4,400	Rayonier, Inc.	231,088
100	Schweitzer-Mauduit International, Inc.	6,292
		1,558,106
	GAS - 1.4%
2,600	AGL Resources, Inc.	93,210
1,750	Chesapeake Utilities Corp.	72,660
4,000	Energen Corp.	193,040
1,200	Laclede Group, Inc.	43,848
41,700	NiSource, Inc.	734,754
1,800	WGL Holdings, Inc.	64,386
		1,201,898
	HAND/MACHINE TOOLS - 1.1%
650	Baldor Electric Co.	40,976
700	Franklin Electric Co., Inc.	27,244
10,000	Kennametal, Inc.	394,600
7,500	Stanley Black & Decker, Inc.	501,525
		964,345
	HEALTHCARE-PRODUCTS - 2.6%
2,200	Align Technology, Inc. *	42,988
3,400	Bruker Corp. *	56,440
8,500	Caliper Life Sciences, Inc. *	53,890
200	Cepheid, Inc. *	4,550
6,300	Cooper Cos, Inc.	354,942
2,300	Cyberonics, Inc. *	71,346
1,600	Cynosure, Inc. - Cl. A *	16,368
200	Haemonetics Corp. *	12,636
18,400	Hill-Rom Holdings, Inc.	724,408
300	Integra LifeSciences Holdings Corp. *	14,190
3,900	Kinetic Concepts, Inc. *	163,332
200	Masimo Corp.	5,814
400	Orthofix International NV *	11,600
2,200	PSS World Medical, Inc. *	49,720
1,300	Sirona Dental Systems, Inc. *	54,314
1,200	STERIS Corp.	43,752
6,400	Varian Medical Systems, Inc. *	443,392
5,350	Vital Images, Inc. *	74,793
1,400	Volcano Corp. *	38,234
300	West Pharmaceutical Services, Inc.	12,360
400	Zoll Medical Corp. *	14,892
		2,263,961

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	HEALTHCARE-SERVICES - 2.6%
500	Air Methods Corp. *	$ 28,135
400	America Service Group, Inc.	6,056
3,850	AMERIGROUP Corp. *	169,092
9,100	Coventry Health Care, Inc. *	240,240
21,600	Health Net, Inc. *	589,464
20,800	Humana, Inc. *	1,138,592
3,550	Kindred Healthcare, Inc. *	65,213
1,300	Magellan Health Services, Inc. *	61,464
3,700	Metropolitan Health Networks, Inc. *	16,539
300	Molina Healthcare, Inc. *	8,355
		2,323,150
	HOLDING COMPANIES-DIVERSIFIED - 0.0%
1,300	Compass Diversified Holdings	22,997

	HOUSEHOLD PRODUCTS/WARES - 0.1%
400	CSS Industries, Inc.	8,244
400	Helen of Troy Ltd. *	11,896
1,900	WD-40 Co.	76,532
		96,672
	HOUSEWARES - 0.6%
9,000	Toro Co.	554,760

	INSURANCE - 4.0%
1,600	American Safety Insurance Holdings Ltd. *	34,208
1,300	Amtrust Financial Services, Inc.	22,750
6,500	Arch Capital Group Ltd. *	572,325
9,600	Aspen Insurance Holdings Ltd.	274,752
14,700	Assurant, Inc.	566,244
5,700	Endurance Specialty Holdings Ltd.	262,599
2,400	FBL Financial Group, Inc.	68,808
700	Flagstone Reinsurance Holdings SA	8,820
650	Infinity Property & Casualty Corp.	40,170
800	Kansas City Life Insurance Co.	26,424
4,150	Montpelier Re Holdings Ltd.	82,751
3,400	Platinum Underwriters Holdings Ltd.	152,898
16,800	RenaissanceRe Holdings Ltd.	1,069,992
2,100	Torchmark Corp.	125,454
3,800	Universal American Corp.	77,710
4,700	XL Group Plc	102,554
		3,488,459

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	INTERNET - 2.5%
5,000	Ancestry.com, Inc. *	$ 141,600
9,500	Earthlink, Inc.	81,700
5,200	F5 Networks, Inc. *	676,832
6,100	IAC/InterActiveCorp *	175,070
1,050	j2 Global Communications, Inc. *	30,397
14,600	Liberty Media Corp. - Interactive *	230,242
2,500	Liquidity Services, Inc. *	35,125
3,300	ModusLink Global Solutions, Inc. *	22,110
700	NetFlix, Inc. *	122,990
1,000	priceline.com, Inc. *	399,550
1,600	Sapient Corp.	19,360
700	Stamps.com, Inc.	9,275
3,800	TIBCO Software, Inc. *	74,898
2,100	Travelzoo, Inc. *	86,562
3,000	ValueClick, Inc. *	48,090
1,800	VirnetX Holding Corp.	26,730
5,600	Zix Corp. *	23,912
		2,204,443
	INVESTMENT COMPANIES - 0.4%
12,100	Ares Capital Corp.	199,408
900	Gladstone Investment Corp.	6,885
13,600	TICC Capital Corp.	152,456
		358,749
	IRON/STEEL - 1.3%
5,800	Carpenter Technology Corp.	233,392
2,500	Cliffs Natural Resources, Inc.	195,025
5,800	Reliance Steel & Aluminum Co.	296,380
5,600	Schnitzer Steel Industries, Inc.	371,784
900	Universal Stainless & Alloy *	28,152
		1,124,733
	LEISURE TIME - 0.2%
850	Johnson Outdoors, Inc. - Cl. A *	10,642
2,100	Polaris Industries, Inc.	163,842
		174,484
	LODGING - 0.5%
3,600	Wyndham Worldwide Corp.	107,856
2,900	Wynn Resorts Ltd.	301,136
		408,992

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	MACHINERY-DIVERSIFIED - 1.2%
500	Altra Holdings, Inc. *	$ 9,930
3,200	Applied Industrial Technologies, Inc.	103,936
5,000	Cummins, Inc.	550,050
5,000	Gerber Scientific, Inc. *	39,350
1,200	iRobot Corp. *	29,856
100	Middleby Corp. *	8,442
1,000	NACCO Industries, Inc.	108,370
700	Nordson Corp.	64,316
2,000	Sauer-Danfoss, Inc. *	56,500
350	Tennant Co.	13,444
1,700	Twin Disc, Inc.	50,762
		1,034,956
	MEDIA - 2.9%
1,000	Acacia Research - Acacia Technologies *	25,940
3,100	AH Belo Corp. *	26,970
3,250	Belo Corp. *	23,010
42,600	CBS Corp.	811,530
7,200	DISH Network Corp. *	141,552
1,850	Entercom Communications Corp. - Cl. A *	21,423
6,400	Factset Research Systems, Inc.	600,064
1,000	Fisher Communications, Inc. *	21,800
14,600	Gannett Co., Inc.	220,314
12,700	Liberty Global, Inc. *	449,326
2,500	McClatchy Co. *	11,675
5,100	McGraw-Hill Cos, Inc.	185,691
5,200	Sinclair Broadcast Group, Inc.	42,536
		2,581,831
	METAL FABRICATE/HARDWARE - 1.8%
1,000	Furmanite Corp. *	6,910
1,600	Haynes International, Inc.	66,928
200	Ladish Co., Inc. *	9,722
400	Sun Hydraulics Corp.	15,120
30,000	Timken Co.	1,431,900
2,700	Worthington Industries, Inc.	49,680
		1,580,260
	MINING - 0.3%
2,700	Globe Specialty Metals, Inc.	46,143
1,100	Kaiser Aluminum Corp.	55,099
7,500	Titanium Metals Corp. *	128,850
1,400	USEC, Inc. *	8,428
		238,520

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	MISCELLANEOUS MANUFACTURING - 2.1%
1,300	Actuant Corp.	$ 34,606
800	Acuity Brands, Inc.	46,136
800	AO Smith Corp.	30,464
700	Brink's Co.	18,816
900	CLARCOR, Inc.	38,601
650	Colfax Corp. *	11,966
3,000	Eaton Corp.	304,530
200	EnPro Industries, Inc. *	8,312
3,500	John Bean Technologies Corp.	70,455
2,400	Park-Ohio Holdings Corp. *	50,184
13,800	Parker Hannifin Corp.	1,190,940
700	Polypore International, Inc. *	28,511
300	Raven Industries, Inc.	14,307
1,900	Trimas Corp. *	38,874
		1,886,702
	OFFICE FURNISHINGS - 0.1%
1,100	Herman Miller, Inc.	27,830
600	Knoll, Inc.	10,038
		37,868
	OIL & GAS - 4.2%
1,000	Berry Petroleum Co.	43,700
1,950	Brigham Exploration Co. *	53,118
200	Clayton Williams Energy, Inc. *	16,794
300	Contango Oil & Gas Co. *	17,379
6,400	Frontier Oil Corp. *	115,264
1,200	FX Energy, Inc. *	7,380
2,900	Georesources, Inc. *	64,409
1,700	Gulfport Energy Corp. *	36,856
10,900	Newfield Exploration Co. *	785,999
2,900	Noble Energy, Inc.	249,632
2,000	Northern Oil and Gas, Inc. *	54,420
17,000	Patterson-UTI Energy, Inc.	366,350
19,500	Tesoro Corp. *	361,530
4,400	Vaalco Energy, Inc. *	31,504
19,800	Valero Energy Corp.	457,776
7,500	W&T Offshore, Inc.	134,025
12,800	Warren Resources, Inc. *	57,856
3,200	Western Refining, Inc. *	33,856
7,000	Whiting Petroleum Corp. *	820,330
		3,708,178

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	OIL & GAS SERVICES - 2.1%
200	CARBO Ceramics, Inc.	$ 20,708
4,800	Complete Production Services, Inc. *	141,840
2,750	Matrix Service Co. *	33,495
16,300	Oil States International, Inc. *	1,044,667
300	OYO Geospace Corp. *	29,733
2,250	RPC, Inc.	40,770
5,000	SEACOR Holdings, Inc.	505,450
		1,816,663
	PHARMACEUTICALS - 3.3%
3,800	Akorn, Inc. *	23,066
11,300	AmerisourceBergen Corp.	385,556
150	Catalyst Health Solutions, Inc. *	6,973
7,000	Cephalon, Inc. *	432,040
6,500	Depomed, Inc. *	41,340
11,200	Forest Laboratories, Inc. *	358,176
9,300	Herbalife Ltd.	635,841
2,900	Inspire Pharmaceuticals, Inc. *	24,360
1,100	Jazz Pharmaceuticals, Inc. *	21,648
1,600	Mead Johnson Nutrition Co. - Cl. A	99,600
1,300	Medicis Pharmaceutical Corp.	34,827
8,200	Nabi Biopharmaceuticals *	47,478
700	Neogen Corp. *	28,721
13,200	Neurocrine Biosciences, Inc. *	100,848
6,900	Osiris Therapeutics, Inc. *	53,751
2,200	Pain Therapeutics, Inc. *	14,850
2,100	Par Pharmaceutical Cos, Inc. *	80,871
2,200	Questcor Pharmaceuticals, Inc. *	32,406
300	Salix Pharmaceuticals Ltd. *	14,088
7,400	Sciclone Pharmaceuticals, Inc. *	30,932
200	Targacept, Inc. *	5,300
2,900	USANA Health Sciences, Inc. *	126,005
7,700	Viropharma, Inc. *	133,364
3,800	Watson Pharmaceuticals, Inc. *	196,270
		2,928,311
	PIPELINES - 0.4%
7,200	El Paso Corp.	99,072
4,800	Oneok, Inc.	266,256
		365,328

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	REITS - 5.9%
2,000	Agree Realty Corp.	$ 52,380
4,500	American Capital Agency Corp.	129,330
9,300	Annaly Capital Management, Inc.	166,656
1,550	Anworth Mortgage Asset Corp.	10,850
17,500	Ashford Hospitality Trust, Inc. *	168,875
4,500	Boston Properties, Inc.	387,450
8,400	Brandywine Realty Trust	97,860
73,000	Chimera Investment Corp.	300,030
29,525	CommonWealth REIT	753,183
2,200	Cypress Sharpridge Investments, Inc.	28,402
100	Equity Lifestyle Properties, Inc.	5,593
4,500	Equity Residential	233,775
4,750	Getty Realty Corp.	148,580
3,200	Gladstone Commercial Corp.	60,256
3,200	Hatteras Financial Corp.	96,864
7,200	HCP, Inc.	264,888
3,200	Health Care REIT, Inc.	152,448
13,100	Hospitality Properties Trust	301,824
3,300	Invesco Mortgage Capital, Inc.	72,072
13,500	Kimco Realty Corp.	243,540
9,500	Lexington Realty Trust	75,525
5,000	Macerich Co.	236,850
8,700	MFA Financial, Inc.	70,992
2,850	Newcastle Investment Corp. *	19,095
2,774	One Liberty Properties, Inc.	46,326
3,400	Parkway Properties, Inc.	59,568
2,150	Post Properties, Inc.	78,045
2,200	PS Business Parks, Inc.	122,584
9,100	Resource Capital Corp.	67,158
1,000	Tanger Factory Outlet Centers	51,190
6,500	Ventas, Inc.	341,120
4,024	Vornado Realty Trust	335,320
1,200	Walter Investment Management Corp.	21,528
		5,200,157

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	RETAIL - 5.9%
10,800	Advance Auto Parts, Inc.	$ 714,420
200	AnnTaylor Stores Corp. *	5,478
3,600	Asbury Automotive Group, Inc. *	66,528
100	BJ's Restaurants, Inc. *	3,543
22,000	Brinker International, Inc.	459,360
900	Caribou Coffee Co., Inc. *	9,072
7,200	CarMax, Inc. *	229,536
4,600	Casual Male Retail Group, Inc. *	21,804
4,800	Cato Corp/The	131,568
1,400	Cheesecake Factory, Inc. *	42,924
1,500	Chipotle Mexican Grill, Inc. - Cl. A *	318,990
800	Coinstar, Inc. *	45,152
900	Cracker Barrel Old Country Store, Inc.	49,293
1,100	Denny's Corp. *	3,938
750	Destination Maternity Corp. *	28,447
1,300	Dillard's, Inc.	49,322
4,750	Dollar Tree, Inc. *	266,380
300	Ezcorp, Inc. *	8,139
2,000	Family Dollar Stores, Inc.	99,420
1,500	First Cash Financial Services, Inc. *	46,485
300	Genesco, Inc. *	11,247
1,300	HSN, Inc. *	39,832
250	Jo-Ann Stores, Inc. *	15,055
9,800	Ltd Brands, Inc.	301,154
6,000	Macy's, Inc.	151,800
3,700	MarineMax, Inc. *	34,595
1,200	Nu Skin Enterprises, Inc.	36,312
3,400	PC Connection, Inc. *	30,124
3,600	Pier 1 Imports, Inc. *	37,800
4,650	Pricesmart, Inc.	176,840
2,600	Retail Ventures, Inc. *	42,380
4,600	Ross Stores, Inc.	290,950
2,700	Ruby Tuesday, Inc. *	35,262
5,450	Saks, Inc. *	58,315
4,600	Signet Jewelers Ltd. *	199,640
11,000	Starbucks Corp.	353,430
2,200	Susser Holdings Corp. *	30,470
2,100	Ulta Salon Cosmetics & Fragrance, Inc. *	71,400
19,100	Williams-Sonoma, Inc.	681,679
550	World Fuel Services Corp.	19,888
		5,217,972
	SAVINGS & LOANS - 0.1%
2,900	Abington Bancorp, Inc.	34,597
5,600	Provident Financial Services, Inc.	84,728
		119,325

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	SEMICONDUCTORS - 4.2%
29,200	Altera Corp.	$ 1,038,936
12,900	Analog Devices, Inc.	485,943
56,300	Atmel Corp. *	693,616
1,600	AXT, Inc. *	16,704
2,400	Entegris, Inc. *	17,928
4,000	Entropic Communications, Inc. *	48,320
1,400	GT Solar International, Inc. *	12,768
500	Hittite Microwave Corp. *	30,520
14,300	KLA-Tencor Corp.	552,552
1,750	MIPS Technologies, Inc. *	26,530
1,750	Omnivision Technologies, Inc. *	51,818
7,900	Photronics, Inc. *	46,689
2,100	Rovi Corp. *	130,221
1,200	Semtech Corp. *	27,168
19,200	Silicon Image, Inc. *	141,120
9,200	Skyworks Solutions, Inc. *	263,396
1,600	TriQuint Semiconductor, Inc. *	18,704
2,050	Veeco Instruments, Inc. *	88,068
		3,691,001
	SOFTWARE - 3.7%
1,600	ACI Worldwide, Inc. *	42,992
300	Acxiom Corp. *	5,145
1,000	Advent Software, Inc. *	57,920
400	Ariba, Inc. *	9,396
6,300	Autodesk, Inc. *	240,660
300	Blackbaud, Inc.	7,770
1,400	CSG Systems International, Inc. *	26,516
13,800	Fiserv, Inc. *	808,128
4,200	Guidance Software, Inc. *	30,198
16,100	Intuit, Inc. *	793,730
1	JDA Software Group, Inc. *	28
800	Lawson Software, Inc. *	7,400
800	Medidata Solutions, Inc. *	19,104
1,000	Opnet Technologies, Inc.	26,770
500	Parametric Technology Corp. *	11,265
600	Progress Software Corp. *	25,392
880	QAD, Inc. - Cl. A *	8,008
220	QAD, Inc. - Cl. B *	2,187
2,400	Quest Software, Inc. *	66,576
2,050	Renaissance Learning, Inc.	24,272
15,900	Solera Holdings, Inc.	815,988
1,900	SYNNEX Corp. *	59,280
1,600	Take-Two Interactive Software, Inc. *	19,584
400	Ultimate Software Group, Inc. *	19,452
3,600	VeriFone Systems, Inc. *	138,816
		3,266,577

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value
	TELECOMMUNICATIONS - 2.5%
1,100	Acme Packet, Inc. *	$ 58,476
200	ADTRAN, Inc.	7,242
2,300	Anixter International, Inc.	137,379
1,700	Aruba Networks, Inc. *	35,496
1,300	Black Box Corp.	49,777
300	Consolidated Communications Holdings, Inc.	5,790
3,600	Crown Castle International Corp. *	157,788
4,400	General Communication, Inc. *	55,704
950	Hypercom Corp. *	7,951
2,400	InterDigital, Inc. *	99,936
300	IPG Photonics Corp. *	9,486
1,300	LogMeIn, Inc. *	57,642
600	Loral Space & Communications, Inc. *	45,900
17,300	MetroPCS Communications, Inc. *	218,499
3,100	Plantronics, Inc.	115,382
116,800	Qwest Communications International, Inc.	888,848
7,050	RF Micro Devices, Inc. *	51,818
1,000	Syniverse Holdings, Inc. *	30,850
4,700	USA Mobility, Inc.	83,519
29,200	Vonage Holdings Corp. *	65,408
		2,182,891
	TOYS/GAMES/HOBBIES - 0.3%
10,700	Jakks Pacific, Inc. *	194,954
4,300	Mattel, Inc.	109,349
		304,303
	TRANSPORTATION - 1.3%
6,000	Alexander & Baldwin, Inc.	240,180
700	Arkansas Best Corp.	19,194
5,800	Excel Maritime Carriers Ltd. *	32,654
2,000	Expeditors International of Washington, Inc.	109,200
3,300	Genco Shipping & Trading Ltd. *	47,520
1,600	Genesee & Wyoming, Inc. *	84,720
2,500	Heartland Express, Inc.	40,050
2,050	Old Dominion Freight Line, Inc. *	65,580
3,000	Pacer International, Inc. *	20,520
1,400	PHI, Inc. *	26,376
8,300	Ryder System, Inc.	436,912
		1,122,906
	TRUCKING & LEASING - 0.1%
1,100	Amerco, Inc. *	105,644

	WATER - 0.3%
9,000	American Water Works Co., Inc.	227,610

	TOTAL COMMON STOCK (Cost - $73,123,738)	86,720,532

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010 (Continued)
Shares		Value

	SHORT-TERM INVESTMENTS - 1.7%
1,504,452	AIM STIT Liquid Assets Portfolio, to yield 0.11% (Cost - $1,504,452) (a)	$ 1,504,452

	TOTAL INVESTMENTS - 100.0% (Cost - $74,628,190) (b)	$ 88,224,984
	LIABILITIES LESS OTHER ASSETS - 0.0%	(7,218)
	NET ASSETS - 100.0%	$ 88,217,766

* Non-income producing security.

(a) Variable rate security, the money market rate shown represents the rate at December 31, 2010.
(b) Represents cost for financial reporting purposes. Aggregate cost for book purposes is $74,691,509 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 14,765,747
	Unrealized depreciation:	(1,232,272)
	Net unrealized appreciation:	$ 13,533,475

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS
December 31, 2010
Shares				Value

	COMMON STOCK - 67.4%
	ADVERTISING - 0.4%
6,600	Interpublic Group of Cos, Inc. *			$ 70,092
500	Omnicom Group, Inc.			22,900
				92,992
	AEROSPACE/DEFENSE - 1.5%
1,100	General Dynamics Corp.			78,056
3,600	Northrop Grumman Corp.			233,208
				311,264
	AGRICULTURE - 1.1%
1,510	Altria Group, Inc.			37,176
2,171	Lorillard, Inc.			178,152
510	Philip Morris International, Inc.			29,850
				245,178
	AIRLINES - 0.2%
1,540	United Continental Holdings Inc. *			36,683

	APPAREL - 0.2%
700	Coach, Inc.			38,717

	AUTO MANUFACTURERS - 0.2%
1,000	Oshkosh Corp. *			35,240

	AUTO PARTS & EQUIPMENT - 0.5%
2,050	TRW Automotive Holdings Corp. *			108,035

	BANKS - 5.9%
2,806	Bank of America Corp.			37,432
3,500	Capital One Financial Corp.			148,960
34,300	Citigroup, Inc. *			162,239
675	Goldman Sachs Group, Inc.			113,508
7,240	JPMorgan Chase & Co.			307,121
24,400	KeyCorp			215,940
1,500	M&T Bank Corp.			130,575
4,300	Wells Fargo & Co.			133,257
				1,249,032
	BEVERAGES - 1.3%
1,200	Brown-Forman Corp.			83,544
1,400	Coca-Cola Co.			92,078
3,100	Coca-Cola Enterprises, Inc.			77,593
400	Dr. Pepper Snapple Group, Inc.			14,064
				267,279

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Shares				Value
	BIOTECHNOLOGY - 1.2%
2,050	Amgen, Inc. *			$ 112,545
1,600	Biogen Idec, Inc. *			107,280
1,300	Gilead Sciences, Inc. *			47,112
				266,937
	CHEMICALS - 1.6%
2,600	Cabot Corp.			97,890
300	Cytec Industries, Inc.			15,918
1,000	EI du Pont de Nemours & Co.			49,880
950	Lubrizol Corp.			101,536
800	PPG Industries, Inc.			67,256
				332,480
	COMMERCIAL SERVICES - 1.4%
2,050	Automatic Data Processing, Inc.			94,874
1,600	Convergys Corp. *			21,072
900	Manpower, Inc.			56,484
1,900	RR Donnelley & Sons Co.			33,193
1,400	Visa, Inc. - Cl. A			98,532
				304,155
	COMPUTERS - 5.1%
3,600	Accenture PLC - Cl. A			174,564
1,075	Apple Inc. *			346,752
1,300	Cognizant Technology Solutions Corp. - Cl. A *			95,277
688	Hewlett-Packard Co.			28,965
2,400	International Business Machines Corp.			352,224
1,500	NetApp, Inc. *			82,440
				1,080,222
	COSMETICS/PERSONAL CARE - 0.9%
2,000	Estee Lauder Cos, Inc.			161,400
502	Procter & Gamble Co.			32,294
				193,694
	DISTRIBUTION/WHOLESALE - 0.7%
400	WESCO International, Inc. *			21,120
1,000	WW Grainger, Inc.			138,110
				159,230
	DIVERSIFIED FINANCIAL SERVICES - 0.9%
4,800	Discover Financial Services			88,944
600	Franklin Resources, Inc.			66,726
2,900	SLM Corp. *			36,511
				192,181

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Shares				Value
	ELECTRIC - 1.7%
1,400	Ameren Corp.			$ 39,466
700	Constellation Energy Group, Inc.			21,441
7,000	Duke Energy Corp.			124,670
2,450	Integrys Energy Group, Inc.			118,849
1,100	Pepco Holdings, Inc.			20,075
900	Pinnacle West Capital Corp.			37,305
				361,806
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
900	Emerson Electric Co.			51,453

	ELECTRONICS - 0.6%
1,500	Tech Data Corp. *			66,030
3,900	Vishay Intertechnology, Inc. *			57,252
				123,282
	ENGINEERING & CONSTRUCTION - 0.7%
900	Chicago Bridge & Iron Co. NV *			29,610
750	Fluor Corp.			49,695
2,100	KBR, Inc.			63,987
				143,292
	FOOD - 1.7%
1,850	Corn Products International, Inc.			85,100
700	Hershey Co.			33,005
1,400	Hormel Foods Corp.			71,764
1,700	Kroger Co.			38,012
800	McCormick & Co., Inc.			37,224
2,000	SUPERVALU, Inc.			19,260
2,400	Sysco Corp.			70,560
				354,925
	FOREST PRODUCTS & PAPER - 0.4%
1,200	Domtar Corp.			91,104

	GAS - 0.5%
1,700	Atmos Energy Corp.			53,040
2,500	NiSource, Inc.			44,050
				97,090
	HAND/MACHINE TOOLS - 0.3%
1,100	Stanley Black & Decker, Inc.			73,557

	HEALTHCARE-PRODUCTS - 2.5%
750	Covidien PLC			34,245
200	CR Bard, Inc.			18,354
1,700	Hill-Rom Holdings, Inc.			66,929
6,130	Johnson & Johnson			379,140
700	Zimmer Holdings, Inc. *			37,576
				536,244

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Shares				Value
	HEALTHCARE-SERVICES - 0.7%
2,050	Humana, Inc. *			$ 112,217
1,000	UnitedHealth Group, Inc.			36,110
				148,327
	INSURANCE - 2.4%
600	ACE Ltd.			37,350
400	Aflac, Inc.			22,572
1,100	Allied World Assurance Co. Holdings Ltd.			65,384
1,000	Assurant, Inc.			38,520
1,500	Assured Guaranty Ltd.			26,550
900	Berkshire Hathaway, Inc. *			72,099
1,600	Chubb Corp.			95,424
2,500	RenaissanceRe Holdings Ltd.			159,225
				517,124
	INTERNET - 1.9%
1,500	F5 Networks, Inc. *			195,240
275	Google, Inc. - Cl. A *			163,342
100	NetFlix, Inc. *			17,570
1,200	VeriSign, Inc.			39,204
				415,356
	MACHINERY-CONSTRUCTION & MINING - 0.3%
600	Caterpillar, Inc.			56,196

	MACHINERY-DIVERSIFIED - 0.1%
300	Rockwell Automation, Inc.			21,513

	MEDIA - 1.7%
1,200	DIRECTV - Cl. A *			47,916
700	Factset Research Systems, Inc.			65,632
1,500	Gannett Co., Inc.			22,635
2,100	Liberty Global, Inc. - Cl. A *			74,298
700	Liberty Media Corp. - Capital *			43,792
5,500	News Corp. - Cl. A			80,080
700	Viacom, Inc. - Cl. B			27,727
				362,080
	METAL FABRICATE/HARDWARE - 0.7%
3,300	Timken Co.			157,509

	MINING - 1.2%
8,800	Alcoa, Inc.			135,432
800	Freeport-McMoRan Copper & Gold, Inc. - Cl. B			96,072
1,800	Titanium Metals Corp. *			30,924
				262,428

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Shares				Value
	MISCELLANEOUS MANUFACTURING - 1.8%
800	Eaton Corp.			$ 81,208
10,400	General Electric Co.			190,216
1	John Bean Technologies Corp.			20
1,250	Parker Hannifin Corp.			107,875
				379,319
	OIL & GAS - 6.3%
600	Apache Corp.			71,538
3,950	Chevron Corp.			360,437
1,700	ConocoPhillips			115,770
500	Devon Energy Corp.			39,255
4,390	Exxon Mobil Corp.			320,997
400	Hess Corp.			30,616
900	Noble Energy, Inc.			77,472
300	Occidental Petroleum Corp.			29,430
6,300	Patterson-UTI Energy, Inc.			135,765
4,300	Valero Energy Corp.			99,416
450	Whiting Petroleum Corp. *			52,736
				1,333,432
	OIL & GAS SERVICES - 1.2%
1,100	Halliburton Co.			44,913
500	National Oilwell Varco, Inc.			33,625
2,650	Oil States International, Inc. *			169,838
				248,376
	PHARMACEUTICALS - 3.9%
2,800	AmerisourceBergen Corp.			95,536
1,037	Bristol-Myers Squibb Co.			27,460
1,000	Cardinal Health, Inc.			38,310
4,600	Eli Lilly & Co.			161,184
1,950	Herbalife Ltd.			133,322
386	Mead Johnson Nutrition Co. - Cl. A			24,028
2,200	Medco Health Solutions, Inc. *			134,794
11,908	Pfizer, Inc.			208,509
				823,143
	REITS - 1.5%
2,800	Annaly Capital Management, Inc.			50,176
2,400	Brandywine Realty Trust			27,960
8,200	Chimera Investment Corp.			33,702
3,025	CommonWealth REIT			77,168
1,700	Hospitality Properties Trust			39,168
900	Public Storage			91,278
				319,452

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Shares				Value
	RETAIL - 4.1%
400	Advance Auto Parts, Inc.			$ 26,460
1,700	Brinker International, Inc.			35,496
100	Chipotle Mexican Grill, Inc. - Cl. A *			21,266
600	Family Dollar Stores, Inc.			29,826
1,100	Macy's, Inc.			27,830
1,550	McDonald's Corp.			118,978
1,400	Ross Stores, Inc.			88,550
5,400	Starbucks Corp.			173,502
500	TJX Cos, Inc.			22,195
4,550	Wal-Mart Stores, Inc.			245,382
2,600	Williams-Sonoma, Inc.			92,794
				882,279
	SEMICONDUCTORS - 1.8%
6,200	Altera Corp.			220,596
4,500	Analog Devices, Inc.			169,515
				390,111
	SOFTWARE - 2.6%
600	Intuit, Inc. *			29,580
11,440	Microsoft Corp.			319,405
5,000	Oracle Corp.			156,500
500	Vmware, Inc. - Cl. A *			44,455
				549,940
	TELECOMMUNICATIONS - 2.4%
8,022	AT&T, Inc.			235,686
198	Aviat Networks, Inc. *			1,004
500	NII Holdings, Inc. *			22,330
1,100	QUALCOMM, Inc.			54,439
7,300	Qwest Communications International, Inc.			55,553
3,800	Verizon Communications, Inc.			135,964
				504,976
	TRANSPORTATION - 1.0%
1,100	Ryder System, Inc.			57,904
600	Union Pacific Corp.			55,596
1,250	United Parcel Service, Inc. - Cl. B			90,725
				204,225
	WATER - 0.1%
1,100	American Water Works Co., Inc.			27,819

	TOTAL COMMON STOCK (Cost - $12,059,499)			14,349,677

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 30.2%
	AGRICULTURE - 0.0%
$ 10,000	Altria Group, Inc.	9.7000	11/10/2018	$ 13,124

	BANKS - 0.5%
10,000	Bank of America Corp.	5.7500	12/1/2017	10,339
5,000	Bank of America Corp.	7.6250	6/1/2019	5,712
10,000	Citigroup Inc.	8.5000	5/22/2019	12,362
35,000	Credit Suisse	5.0000	5/15/2013	37,660
15,000	Goldman Sachs Group, Inc.	5.9500	1/18/2018	16,268
15,000	JPMorgan Chase & Co.	6.0000	1/15/2018	16,734
5,000	Morgan Stanley	5.6250	9/23/2019	5,079
5,000	Morgan Stanley	5.9500	12/28/2017	5,293
				109,447
	BEVERAGES - 0.2%
40,000	Coca-Cola Refreshments USA, Inc.	7.3750	3/3/2014	46,580

	CHEMICALS - 0.1%
13,000	EI du Pont de Nemours & Co.	5.0000	1/15/2013	13,969

	COMMERCIAL MBS - 1.9%
51,000	Banc of America Commercial Mortgage, Inc. 2005-6 A4	5.1955	9/10/2047	54,666
66,213	Bear Stearns Commercial Mortgage Securities 2003-T10 A1	4.0000	3/13/2040	67,295
101,144	GE Capital Commercial Mortgage Corp. 2002-2A A2	4.9700	8/11/2036	103,504
55,000	Greenwich Capital Commercial Funding Corp. 2004-GG1 A7	5.3170	6/10/2036	58,990
65,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2002-C2 A2	5.0500	12/12/2034	68,151
55,000	Wachovia Bank Commercial Mortgage Trust 2005-C16 A4	4.8470	10/15/2041	58,621
				411,227
	COMPUTERS - 0.3%
35,000	Hewlett-Packard Co.	4.5000	3/1/2013	37,376
20,000	International Business Machines Corp.	5.6000	11/30/2039	21,675
				59,051
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
40,000	American Express Co.	7.2500	5/20/2014	45,583
10,000	General Electric Capital Corp.	6.7500	3/15/2032	11,239
				56,822
	ELECTRIC - 0.3%
50,000	Florida Power & Light Co.	4.8500	2/1/2013	53,466
20,000	Georgia Power Co.	5.4000	6/1/2040	20,203
				73,669
	FOOD - 0.3%
15,000	Kellogg Co.	7.4500	4/1/2031	18,780
15,000	Kroger Co.	5.5000	2/1/2013	16,196
35,000	Kroger Co.	6.7500	4/15/2012	37,416
				72,392

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Par Value		Coupon Rate (%)	Maturity	Value
	MISCELLANEOUS MANUFACTURING - 0.2%
$ 35,000	Honeywell International, Inc.	4.2500	3/1/2013	$ 37,359

	PHARMACEUTICALS - 0.2%
50,000	Wyeth	5.5000	3/15/2013	54,551

	PIPELINES - 0.3%
55,000	TransCanada PipeLines Ltd.	4.8750	1/15/2015	60,122

	RETAIL - 0.2%
15,000	McDonald's Corp.	6.3000	10/15/2037	17,583
15,000	Wal-Mart Stores, Inc.	6.5000	8/15/2037	17,583
				35,166
	TELECOMMUNICATIONS - 0.7%
70,000	AT&T Inc.	5.1000	9/15/2014	76,667
60,000	AT&T Inc.	6.7000	11/15/2013	68,221
				144,888
	TRANSPORTATION - 0.1%
15,000	United Parcel Service, Inc.	6.2000	1/15/2038	17,370

	US GOVERNMENT - 3.2%
225,000	United States Treasury Bond	3.5000	2/15/2039	194,344
100,000	United States Treasury Note	2.2500	5/31/2014	103,488
115,500	United States Treasury Note	2.6250	8/15/2020	109,689
1,000,000	United States Treasury Strip Principal	0.0000	8/15/2039	270,470
				677,991
	US GOVERNMENT AGENCY - 10.3%
45,000	Federal Home Loan Banks	5.3750	5/18/2016	52,048
315,000	Federal Home Loan Mortgage Corp.	3.7500	3/27/2019	326,353
45,000	Federal Home Loan Mortgage Corp.	4.3750	7/17/2015	49,532
140,000	Federal Home Loan Mortgage Corp.	4.5000	1/15/2014	153,626
58,284	Federal Home Loan Mortgage Corp.	4.5000	11/1/2018	61,343
45,000	Federal Home Loan Mortgage Corp.	4.7500	11/17/2015	50,282
55,000	Federal Home Loan Mortgage Corp.	5.1250	7/15/2012	58,813
52,990	Federal Home Loan Mortgage Corp.	6.0000	1/1/2038	57,403
650,000	Federal National Mortgage Association	1.0000	4/4/2012	654,543
35,000	Federal National Mortgage Association	2.8750	12/11/2013	36,751
65,000	Federal National Mortgage Association	3.6250	2/12/2013	68,884
200,000	Federal National Mortgage Association	4.3750	3/15/2013	215,626
200,000	Federal National Mortgage Association	5.0000	5/11/2017	225,658
160,000	Federal National Mortgage Association	5.3750	7/15/2016	183,659
				2,194,521

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Par Value		Coupon Rate (%)	Maturity	Value
	US GOVERNMENT AGENCIES - MORTGAGE BACKED - 11.1%
$ 38,983	Federal Home Loan Mortgage Corp.	5.0000	12/1/2020	$ 41,342
30,279	Federal Home Loan Mortgage Corp.	5.5000	9/1/2036	32,354
32,531	Federal Home Loan Mortgage Corp.	6.0000	4/1/2038	35,240
88,905	Federal National Mortgage Association	4.0000	5/1/2014	91,566
10,458	Federal National Mortgage Association	4.0000	10/1/2020	10,857
24,770	Federal National Mortgage Association	4.0000	2/1/2022	25,643
69,641	Federal National Mortgage Association	4.0000	7/1/2025	71,773
198,728	Federal National Mortgage Association	4.0000	10/1/2040	197,983
45,059	Federal National Mortgage Association	4.5000	11/1/2019	47,578
17,125	Federal National Mortgage Association	4.5000	9/1/2035	17,635
61,627	Federal National Mortgage Association	4.5000	11/1/2039	63,299
210,132	Federal National Mortgage Association	4.5000	8/1/2040	215,713
193,214	Federal National Mortgage Association	4.5000	9/1/2040	198,346
206,874	Federal National Mortgage Association	4.5000	10/1/2040	212,369
39,788	Federal National Mortgage Association	5.0000	3/1/2023	42,306
95,376	Federal National Mortgage Association	5.0000	9/1/2033	100,842
9,823	Federal National Mortgage Association	5.0000	10/1/2035	10,358
127,739	Federal National Mortgage Association	5.0000	2/1/2036	134,704
191,082	Federal National Mortgage Association	5.0000	8/1/2040	200,935
31,597	Federal National Mortgage Association	5.5000	6/1/2022	34,137
143,259	Federal National Mortgage Association	5.5000	2/1/2037	153,800
204,077	Federal National Mortgage Association	5.5000	6/1/2038	218,762
46,304	Federal National Mortgage Association	6.0000	3/1/2036	50,957
27,690	Federal National Mortgage Association	6.0000	3/1/2037	30,237
52,559	Federal National Mortgage Association	6.0000	8/1/2037	57,249
18,392	Federal National Mortgage Association	6.0000	5/1/2038	20,033
36,945	Federal National Mortgage Association	6.5000	3/1/2037	41,105
1,578	Federal National Mortgage Association	7.0000	6/1/2029	1,785
				2,358,908

	TOTAL BONDS & NOTES (Cost - $6,371,595)			6,437,157
Shares
	SHORT-TERM INVESTMENTS - 2.7%
567,986	AIM STIT Liquid Assets Portfolio, to yield 0.11% (Cost $567,986) (a)			567,986

	TOTAL INVESTMENTS - 100.3% (Cost - $18,999,080) (b)			$ 21,354,820
	LIABILITIES LESS OTHER ASSETS - (0.3) %			(62,077)
	NET ASSETS - 100.0%			$ 21,292,743

* Non-income producing security.
(a) Variable rate security, the money market rate shown represents the rate at December 31, 2010.
(b) Represents cost for financial reporting purposes. Aggregate cost for book purposes is $19,187,609 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$ 2,487,410
		Unrealized depreciation:		(320,199)
		Net unrealized appreciation:		$ 2,167,211

See accompanying notes to financial statements.

Jefferson National Money Market Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2010
Par Value			Coupon Rate (%)	Maturity	Value

		COMMERCIAL PAPER - 25.5%
$ 3,600,000		BNP Paribas Finance, Inc.	0.100	1/3/2011	$ 3,599,980
5,100,000	*	Concord Minutemen Capital Co.	0.370	2/4/2011	5,098,218
6,000,000	*	Grampian Funding	0.300	1/7/2011	5,999,700
4,600,000	*	LMA-Americas LLC	0.270	1/7/2011	4,599,793
5,700,000	*	Legacy Capital Company, LLC	0.300	1/13/2011	5,699,430
6,000,000	*	Sysco Corp.	0.100	1/3/2011	5,999,966
		TOTAL COMMERCIAL PAPER (Cost - $30,997,087)			30,997,087

		CORPORATE NOTES - 16.0%
2,750,000	+	A Mining Group LLC	0.290	1/7/2011	2,750,000
1,100,000	+	Atlanticare Health Services, Inc.	0.290	1/7/2011	1,100,000
1,900,000	+	Benjamin Rose Institute	0.340	1/7/2011	1,900,000
3,850,000	+	Capital Markets Access Co. LLC	0.340	1/7/2011	3,850,000
4,800,000	*,+	M3 Realty LLC	0.350	1/7/2011	4,800,000
5,000,000	*,+	St Jean Industries, Inc.	0.440	1/7/2011	5,000,000
		TOTAL CORPORATE NOTES (Cost - $19,400,000)			19,400,000

		MUNICIPAL BONDS - 57.3%
1,500,000	+	Apache County Industrial Development Authority VRDN IDR Tax-Exempt (Tucson Electric Power Co.), Series 1983B	0.340	1/7/2011	1,500,000
5,500,000	+	East Point Housing Authority VRDN (Village Highlands Apartments), Series 2004	0.370	1/7/2011	5,500,000
1,115,000	+	Florida Housing Finance Agency RB (Caribbean Key), Series 1996F	0.360	1/7/2011	1,115,000
2,000,000	+	Flowood Mississippi VRDN Tax-Exempt (Reflection Pointe Apartments), Series 2001	0.320	1/7/2011	2,000,000
5,800,000	+	Fredericksburg Virginia Economic Development Authority RB VRDN (Student Housing - Eagle Village I), Series 2009B	0.400	1/7/2011	5,800,000
6,500,000	+	Gainesville & Hall County Development Authority IDR VDRN (Fieldale Farms Corp. Project), Series 2006	0.290	1/7/2011	6,500,000
4,000,000	+	Independence Industrial Development Authority RB Tax-Exempt (Groves & Graceland), Series 1997A	0.540	1/7/2011	4,000,000
1,200,000	+	Jackson Township Industrial Development Authority VRDN RB, Series 2008	0.380	1/7/2011	1,200,000
2,200,000	+	Kansas Development Finance Authority VRDN RB (Oak Ridge Park Apartments), Series 2009D	0.380	1/7/2011	2,200,000
4,100,000	+	Massachusetts State Housing Finance Agency VRDN RB Series 2009B	0.400	1/7/2011	4,100,000
5,835,000	+	Minnesota Higher Education Facilities Authority Tax-Exempt VRDN RB (Concordia University, St. Paul), Series 2007-6Q	0.340	1/3/2011	5,835,000
4,350,000	+	Mission Kansas VRDN (The Falls Apartments Project), Series 1999	0.380	1/7/2011	4,350,000
1,063,000	+	Noblesville Indiana Economic Development VRDN RB (Princeton Lakes Apartments Project), Series 2003B	0.380	1/7/2011	1,063,000
1,400,000	+	Norfolk Virginia Redevelopment & Housing Authority VRDN RB (Norfolk Housing) Series 2009	0.400	1/7/2011	1,400,000

See accompanying notes to financial statements.

Jefferson National Money Market Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
Par Value			Coupon Rate (%)	Maturity	Value
		MUNICIPAL BONDS - 57.3% (Continued)
$ 900,000	+	Ogden City Utah Redevelopment Agency VRDN Refunding Series 2009B-1	0.290	1/7/2011	$ 900,000
1,680,000	+	Ogden City Utah Redevelopment Agency VRDN Refunding Series 2009B-2	0.340	1/7/2011	1,680,000
3,000,000	+	Ohio Housing Finance Agency RB (Pine Crossing Project), Series 2002	0.360	1/7/2011	3,000,000
5,200,000	+	Parma Ohio Economic Development VRDN, Series 2006 B	0.340	1/7/2011	5,200,000
1,000,000	+	Pennsylvania Economic Development Financing Authority VRDN RB (York Water Project), Series 2008A	0.380	1/7/2011	1,000,000
3,900,000	+	San Antonio Education Facilities Corp. Tax-Exempt RB, Series 2008	0.440	1/7/2011	3,900,000
4,000,000	+	Sergeant Bluff Iowa Industrial Development RB (Sioux City Brick & Tile Project), Series 1996	0.440	1/7/2011	4,000,000
3,500,000	+	Washington State Housing Finance Commission RB (Inglenook Court), Series 1995	0.350	1/7/2011	3,500,000
		TOTAL MUNICIPAL BONDS (Cost - $69,743,000)			69,743,000

		TOTAL INVESTMENTS - 98.8% (Cost - $120,140,087) (a)			$ 120,140,087
		OTHER ASSETS LESS LIABILITIES - 1.2%			1,491,736
		NET ASSETS - 100.0%			$ 121,631,823

* Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2010 these securities amounted to $37,197,107 or 30.6% of net assets
+ Variable rate security - interest rate subject to periodic change.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

RB	Revenue Bonds
VRDN	Variable Rate Demand Note

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010
			JNF Money
	JNF Equity	JNF Balanced	Market
	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at cost	$ 74,628,190	$ 18,999,080	$ 120,140,087
Investments in securities, at value	$ 88,224,984	$ 21,354,820	$ 120,140,087
Cash	16,925	-	24,505
Due from Advisor	-	-	1,811
Receivable for securities sold	16,729	-	50,000
Dividends and interest receivable	94,064	57,058	25,311
Receivable for fund shares sold	-	-	1,468,679
Prepaid administration fees to other affiliates	-	15,523	25,395
Prepaid expenses and other assets	723	106	748
TOTAL ASSETS	88,353,425	21,427,507	121,736,536

LIABILITIES
Payable for securities purchased	16,845	103,567	-
Investment advisory fees payable	48,584	8,594	-
Fees payable to other affiliates	31,147	6,826	15,366
Distribution (12b-1) fees payable	18,691	4,528	-
Payable for portfolio shares redeemed	1,994	596	59,735
Shareholder servicing fees	-	-	10,735
Accrued expenses and other liabilities	18,398	10,653	18,877
TOTAL LIABILITIES	135,659	134,764	104,713

NET ASSETS	$ 88,217,766	$ 21,292,743	$ 121,631,823

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 116,266,588	$ 24,345,974	$ 121,631,719
Undistributed net investment income	652,785	16,743	-
Accumulated net realized gain (loss) on investments	(42,298,401)	(5,425,714)	104
Net unrealized appreciation on investments	13,596,794	2,355,740	-
NET ASSETS	$ 88,217,766	$ 21,292,743	$ 121,631,823

Shares of Beneficial Interest Outstanding	4,291,757	1,394,183	121,645,932
Net Asset Value (Net Assets/Shares of Beneficial Interest)/Offering & Redemption Price per share	$ 20.56	$ 15.27	$ 1.00

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

			JNF Money
	JNF Equity	JNF Balanced	Market
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends	$ 1,585,866	$ 307,295	$ -
Interest	923	251,501	348,463
Less: Foreign withholding taxes	-	(79)	-
TOTAL INVESTMENT INCOME	1,586,789	558,717	348,463

EXPENSES:
Investment advisory fees	523,963	140,505	168,818
Distribution (12b-1) fees	201,524	54,041	-
Shareholder servicing fees	-	-	337,637
Administration service fees	147,215	56,264	177,874
Professional fees	19,805	9,518	28,305
Compliance officer fees	12,514	2,778	13,950
Custodian fees	11,725	13,421	13,884
Trustees' fees and expenses	11,571	11,346	11,490
Insurance expenses	2,983	1,095	7,230
Printing and postage expense	2,464	1,937	2,964
TOTAL EXPENSES	933,764	290,905	762,152

Less: Fees waived/expenses reimbursed by the Advisor	-	(35,124)	(194,817)
Less: Fees waived by other affiliates	-	-	(225,091)
Less: Fees waived by the Administrator	-	-	(11,255)
NET EXPENSES	933,764	255,781	330,989

NET INVESTMENT INCOME	653,025	302,936	17,474

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	14,348,280	1,804,137	104
Net change in unrealized appreciation on:
Investment transactions	3,904,664	266,875	-

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS	18,252,944	2,071,012	104

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$ 18,905,969	$ 2,373,948	$ 17,578

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS

	JNF Equity Portfolio		JNF Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
FROM OPERATIONS
Net investment income	$ 653,025	$ 617,405	$ 302,936	$ 388,951
Net realized gain (loss) on investments	14,348,280	(10,278,574)	1,804,137	(2,903,122)
Net change in unrealized appreciation
on investments	3,904,664	30,408,538	266,875	6,776,340
Net Increase in Net Assets
Resulting From Operations	18,905,969	20,747,369	2,373,948	4,262,169

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:	(617,289)	(669,127)	(301,036)	(379,704)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,177,304	436,727	805,402	497,077
Reinvestment of dividends and distributions	617,289	669,127	301,036	379,704
Cost of shares redeemed	(9,758,053)	(7,051,945)	(4,760,479)	(4,217,223)
Net Decrease in Net Assets From Share
Transactions of Beneficial Interest	(7,963,460)	(5,946,091)	(3,654,041)	(3,340,442)

TOTAL INCREASE/ (DECREASE) IN NET ASSETS	10,325,220	14,132,151	(1,581,129)	542,023

NET ASSETS
Beginning of year	77,892,546	63,760,395	22,873,872	22,331,849
End of year*	$ 88,217,766	$ 77,892,546	$ 21,292,743	$ 22,873,872
* Includes undistributed net investment income of	$ 652,785	$ 617,049	$ 16,743	$ 8,521

SHARES ACTIVITY
Shares Sold	67,553	34,105	56,136	39,408
Shares Reinvested	33,603	46,956	20,981	31,422
Shares Redeemed	(545,950)	(526,712)	(333,152)	(349,242)
Net Decrease in shares of beneficial interest outstanding	(444,794)	(445,651)	(256,035)	(278,412)

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	JNF Money Market Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

FROM OPERATIONS
Net investment income	$ 17,474	$ 344,480
Net realized gain on investments	104	5,208
Net Increase in Net Assets
Resulting From Operations	17,578	349,688

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:	(17,474)	(363,900)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	365,076,211	173,798,048
Reinvestment of dividends and distributions	17,474	363,900
Cost of shares redeemed	(334,697,060)	(226,912,650)
Net Increase (Decrease) in Net Assets From Share
Transactions of Beneficial Interest	30,396,625	(52,750,702)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,396,729	(52,764,914)

NET ASSETS
Beginning of year	91,235,094	144,000,008
End of year	$ 121,631,823	$ 91,235,094

SHARES ACTIVITY
Shares Sold	365,076,212	173,798,047
Shares Reinvested	17,474	363,901
Shares Redeemed	(334,697,060)	(226,912,650)
Net Increase (Decrease) in shares of beneficial interest outstanding	30,396,626	(52,750,702)

See accompanying notes to financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Equity Portfolio
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007 (1)

Net asset value, beginning of year	$ 16.44	$ 12.30	$ 21.46	$ 23.75
Activity from investment operations:
Net investment income (2)	0.15	0.12	0.12	0.02
Net realized and unrealized gain
(loss) on investments	4.11	4.16	(9.25)	(2.31)
Total from investment operations	4.26	4.28	(9.13)	(2.29)

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.03)	-

Net asset value, end of year	$ 20.56	$ 16.44	$ 12.30	$ 21.46

Total return (3)	26.02%	35.03%	-42.60%	-9.64%	(4)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 88,218	$ 77,893	$ 63,760	$ 135,373

Ratios of expenses to average net assets	1.16%	1.14%	1.10%	1.10%	(5)

Ratios of expenses to average
net assets before waivers	1.16%	1.18%	1.17%	1.17%	(5)

Ratios of net investment income
to average net assets	0.81%	0.92%	0.67%	0.15%	(5)

Ratios of net investment income to
average net assets before waiver	0.81%	0.88%	0.60%	0.08%	(5)

Portfolio turnover rate	123%	122%	118%	97%	(4)

(1)	The JNF Equity Portfolio commenced operations on May 1, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized. Portfolio turnover from December 31, 2007 does not include securities received in-kind for shareholder contributions.
(5) Annualized.

See accompanying notes to financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007 (1)

Net asset value, beginning of year	$ 13.86	$ 11.58	$ 15.40	$ 15.81
Activity from investment operations:
Net investment income (2)	0.20	0.22	0.29	0.18
Net realized and unrealized gain
(loss) on investments	1.41	2.28	(3.82)	(0.41)
Total from investment operations	1.61	2.50	(3.53)	(0.23)

Less distributions from:
Net investment income	(0.20)	(0.22)	(0.29)	(0.18)

Net asset value, end of year	$ 15.27	$ 13.86	$ 11.58	$ 15.40

Total return (3)	11.74%	21.85%	-23.16%	-1.46%	(4)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 21,293	$ 22,874	$ 22,332	$ 35,727

Ratios of expenses to average net assets	1.18%	1.14%	1.10%	1.10%	(5)

Ratios of expenses to average net
assets before waivers	1.35%	1.31%	1.28%	1.31%	(5)

Ratios of net investment income
to average net assets	1.40%	1.80%	2.09%	1.73%	(5)

Ratios of net investment income to
average net assets before waiver	1.24%	1.62%	1.90%	1.52%	(5)

Portfolio turnover rate	79%	109%	98%	126%	(4)

(1)	The JNF Balanced Portfolio commenced operations on May 1, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized. Portfolio turnover from December 31, 2007 does not include securities received in-kind for shareholder contributions.
(5) Annualized.

See accompanying notes to financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Money Market Portfolio
	Year Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,
	2010		2009		2008 (1)

Net asset value, beginning of year	$ 1.00		$ 1.00		$ 1.00
Activity from investment operations:
Net investment income	0.00	(2)	0.00	(2)	0.02
Net realized and unrealized gain (loss) on investments	-		-		-
Total from investment operations	0.00	(2)	0.00	(2)	0.02

Less distributions from:
Net investment income	(0.00)	(2)	(0.00)	(2)	(0.02)

Net asset value, end of year	$ 1.00		$ 1.00		$ 1.00

Total return (3)	0.02%		0.23%		1.84%	(4)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 121,632		$ 91,235		$ 144,000

Ratios of expenses to average net assets	0.29%		0.49%		0.52%	(5)

Ratios of expenses to average net assets before waivers	0.68%		0.71%		0.70%	(5)

Ratios of net investment income to average net assets	0.02%		0.28%		2.51%	(5)

Ratios of net investment income (loss) to average net assets
before waiver	-0.37%		0.06%		2.34%	(5)

(1) The JNF Money Market Portfolio commenced operations on April 7, 2008.
(2) Represents less than $0.01 per share.
(3) Assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5) Annualized.

See accompanying notes to financial statements.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.

ORGANIZATION

The JNF Equity Portfolio (the “Equity Portfolio”), the JNF Balanced Portfolio (the “Balanced Portfolio”) and the JNF Money Market Portfolio (the “Money Market Portfolio”), (collectively, the “Portfolios”) are diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including the Adviser’s affiliate, Jefferson National Life Insurance Company.  The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts.  However, Jefferson National Life separate accounts own 100% of the shares offered by each Portfolio except the Money Market Portfolio which it owns 98% of the shares outstanding. The investment objective of each Portfolio is as follows:

Portfolio

Primary Objective

Equity Portfolio

High total return consistent with preservation of capital and a prudent level of risk.

Balanced Portfolio

High total return consistent with preservation of capital and a prudent level of risk.

Money Market Portfolio

High level of current income as is consistent with preservation of capital and daily liquidity.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

It is the Money Market Portfolio’s policy to maintain a continuous net asset value per share of $1.00; this Portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that this Portfolio will be able to maintain a stable net asset value per share of $1.00.

Securities valuation – Securities and other assets held by the Equity and Balanced Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at “fair value” as determined in good faith by the Portfolio’s Board on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Money Market Portfolio values all of its securities on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which has been determined by the Board to represent the approximate market value.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2010 for the Portfolio’s assets and liabilities measured at fair value:

Equity Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	86,720,532	-	-	86,720,532
Money Market Funds	1,504,452	-	-	1,504,452
Total	88,224,984	-	-	88,224,984

Balanced Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	14,349,677	-	-	14,349,677
Bond & Notes	-	6,437,157	-	6,437,157
Money Market Funds	567,986	-	-	567,986
Total	14,917,663	6,437,157	-	21,354,820

Money Market Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Commercial Paper	-	30,997,087	-	30,997,087
Corporate Notes	-	19,400,000	-	19,400,000
Municipal Bonds	-	69,743,000	-	69,743,000
Total	-	120,140,087	-	120,140,087

The Portfolios did not hold any Level 3 securities during the year.  There were no transfers into or out of Level 1 or Level 2 during the year.

* Refer to the Portfolio of Investments for Industry Classification.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolio’s financial statement disclosures.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Security transactions and related income – Security transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain respectively.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Foreign currency translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s Investment Income and Capital Gain declaration policy:

Portfolio

           Income Dividends

    Capital Gains

Equity Portfolio

Annually

    Annually

Balanced Portfolio

Quarterly

    Annually

Money Market Portfolio

Daily – Paid Monthly

    Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2007, 2008 and 2009 and during the year ended December 31, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years. The Portfolios identify the major tax jurisdictions as U.S. Federal and Nebraska State.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio.  Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

3.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Portfolio

  Purchases

     Sales

Equity Portfolio

$  96,986,859

                     $  105,423,800

Balanced Portfolio

    18,496,325

               16,891,879

4. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Portfolios are overseen by the Board, which is responsible for the overall management of the Portfolios.  JNF Advisors, Inc. serves as the Portfolios’ Investment Advisor (the “Advisor”).  Chicago Equity Partners, LLC (“Chicago Equity”) serves as the sub-advisor for the Equity Portfolio and Balanced Portfolios, and INVESCO Advisors, Inc. (“INVESCO”) serves as sub-advisor for the Money Market Portfolio, (collectively the “Sub-Advisors).  The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Portfolios are also officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Pursuant to an Advisory Agreement with the Portfolios, the Advisor, under the oversight of the Board, supervises the performance of Sub-Advisors, and the administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: 0.65% of the Equity and Balanced Portfolio’s and 0.15% for the Money Market Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays each sub-advisor a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: 0.30% of the Equity Portfolio, 0.27% of the Balanced Portfolio and 0.05% for the Money Market Portfolio’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2011 to waive a portion of its advisory fee and has agreed to reimburse the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolios (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.20% per annum for the Equity and Balanced Portfolios and 0.65% per annum for the Money Market Portfolio’s average daily net assets.  However, the Advisor voluntarily agreed to keep the expense cap of the Money Market Portfolio at 0.50% per annum.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

During the year ended December 31, 2010 the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio

Waiver/Reimbursement

Balanced Portfolio

         $ 35,124

Money Market

 Portfolio

          194,817

The Advisor had expense caps in place of 1.20% of average daily net assets after April 30, 2010, 1.15% of average daily net assets from April 30, 2009 to April 30, 2010 and 1.10% of average daily net assets prior to April 30, 2009 for the Equity and Balanced Portfolio’s, and 0.65% and 0.50% of average daily net assets prior to April 30, 2010 for the Money Market Portfolio.  If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of each Portfolio and its shareholders.

During the year ended December 31, 2010 the Advisor has the following waived expenses that may be recovered no later than the dates indicated:

The Trust has adopted a Distribution Plan and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Equity and Balanced Portfolio’s at an annual rate of 0.25% of its average daily net assets. Pursuant to the Plan, each of these Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2010 the Equity and Balanced Portfolio’s were charged $201,524 and $54,041, respectively, pursuant to the plan.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

The Portfolios pay their pro rata share of a total fee of $10,000 per quarter for the Northern Lights Variable Trust to each Trustee who is not affiliated with the Trust or Advisor.  The Portfolios pay the chairperson of the audit committee its pro rata share of an additional $500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency to the Portfolios as follows:

Administration, Fund Accounting and Transfer Agency. The Portfolios pay GFS an asset-based fee in decreasing amounts as the combined Portfolios assets reach certain breakpoints. The Portfolios are subject to minimum annual fees. The Portfolios also pay GFS for any out-of-pocket expenses. Fees are billed monthly as follows:

The greater of:

A minimum complex annual fee of $210,000 or

-

15 basis points or 0.15% per annum on the first $250 million in net assets

-

10 basis points or 0.10% per annum on the next $250 million in net assets

-

8 basis points or 0.08% per annum on net assets greater than $500 million

Effective May 1, 2009 GFS has agreed to waive .01% per annum of its fee on the Money Market Portfolio.  This agreement may be terminated at any time.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Portfolios an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended December 31, 2010 the Equity, Balanced and Money Market Portfolios incurred expenses of $12,514, $2,778 and $13,950, respectively, for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended December 31, 2010, GemCom collected amounts totaling $3,442, $1,728 and $3,913, respectively, for the Equity, Balanced and Money Market Portfolios for EDGAR and printing services performed.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Pursuant to the Participation Agreement (the “Agreement”) with the Money Market Portfolio by and among the Trust and Jefferson National Life Insurance Company (the “Company”) an affiliate of JNF Advisors, the Company is compensated for providing certain administrative services to the Money Market Portfolio at the rate of 0.30% of average daily net assets.  Effective September 15, 2009 the Company has agreed to waive 0.20% per annum of its fee on the Money Market Portfolio.  This agreement may be terminated at any time. For the year ended December 31, 2010, the Portfolio accrued $337,637 of which $112,546 was paid to the Company and $225,091 was reimbursed to the Portfolio.

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended December 31, 2010 was as follows:

The tax character of distributions for the period ended December 31, 2009 was as follows:

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

At December 31, 2010, the following Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Permanent book and tax differences attributable to differences in book/tax treatment of paydown gain/(loss) resulted in reclassification for the period ended December 31, 2010 as follows:

6. SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of

Northern Lights Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the JNF Equity Portfolio, the JNF Balanced Portfolio and the JNF Money Market Portfolio (“Portfolios”), each a series of the Northern Lights Variable Trust as of  December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for each Portfolio, and the financial highlights for each of the four periods in the period then ended for the JNF Equity Portfolio and the JNF Balanced Portfolio, and the financial highlights for each of the three periods in the period then ended for the JNF Money Market Portfolio.  These financial statements and financial highlights are the responsibility of Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and broker or by other appropriate auditing procedures where the reply from the broker was not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the JNF Equity Portfolio, the JNF Balanced Portfolio and the JNF Money Market Portfolio, each a series of the Northern Lights Variable Trust, as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 15, 2011

JNF Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2010

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees charged by your insurance contract or separate account.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical (5% return before expenses)
Portfolio’s Annualized Expense Ratio	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period*	Ending Account Value 12/31/10	Expenses Paid During Period
JNF Equity Portfolio	1.16%	$1,000.00	$1,264.80	$6.62	$1,019.36	$ 5.90
JNF Balanced Portfolio	1.18%	$1,000.00	$1,148.50	$6.39	$1,019.26	$ 6.01
JNF Money Market Portfolio	0.29%	$1,000.00	$1,000.10	$1.46	$1023.74	$ 1.48

*Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365) for the Equity, Balanced and Money Market Portfolio’s, respectively.

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2010

This chart provides information about the Trustees and Officers who oversee the Portfolio.  Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merrill Bryan** (66) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	73
Anthony J. Hertl (60) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust and Global Real Estate Fund	73
Gary W. Lanzen (56) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (2002-2006). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	73
Mark H. Taylor (46) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	73
Interested Trustees and Officers
Michael Miola*** (58) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.	73

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited) (Continued)

December 31, 2010

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (41)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Other Directorships: N/A

N/A

Emile R. Molineaux (48)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

Other Directorships: N/A

N/A

James P. Ash (34)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Secretary since 2010

Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).

Other Directorships: N/A

N/A

James Colantino (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2006

Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

Other Directorships: N/A

N/A

Erik Naviloff (42)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2009

Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.

Other Directorships: N/A

N/A

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited) (Continued)

December 31, 2010

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Richard Gleason (33)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).

Other Directorships: N/A

N/A

Dawn Borelli (38)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).

Other Directorships: N/A

N/A

Lynn Bowley (52)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

     * The term of office for each Trustee and officer listed above will continue indefinitely.

     ** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

    *** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with

   Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC

   (the Funds’ Distributor).

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-667-0564.

Renewal of Advisory Agreement – JNF Portfolios

In connection with a meeting held on December 13, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between JNF Advisors, Inc. (“JNF” or the “Adviser”) and the Trust, on behalf of the JNF Balanced Portfolio (“JNF Balanced”), JNF Equity Portfolio (“JNF Equity”) and the JNF Money Market Portfolio (“JNF Money Market”) (each a “Portfolio” and collectively,  the “Portfolios”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Portfolios’ overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Portfolios’ performance compared with key indices.

In its consideration of the renewal of the Agreement for the Portfolios, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of JNF’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Board then reviewed JNF’s financial statements and concluded that JNF is sufficiently well capitalized to meet its obligations to the Portfolios. The Trustees concluded that JNF had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of JNF’s past performance as investment adviser to the Portfolios, as well as other factors relating to its track record.   The Board concluded that JNF’s performance was acceptable.

 Fees and Expenses.  The Board noted that the Adviser charges a 0.65% annual advisory fee based on the average net assets of JNF Equity and JNF Balanced, and a 0.15% annual advisory fee based on the average net assets of JNF Money Market.  The Trustees then discussed the comparison of management fees and total operating expense data and reviewed the Portfolios’ advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Portfolios and the overall duties of JNF.  The Board, including the Independent Trustees, next considered the expense ratio for each Portfolio, and expense ratios of a peer group of funds. The Trustees concluded that the Portfolios’ advisory fees and expense ratios were acceptable in light of the quality of the services each Portfolio received from JNF, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Portfolios and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Portfolios, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by JNF in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. It also considered the profits realized by the Adviser from other activities related to the Portfolios. The Trustees concluded that JNF’s level of profitability from its relationship to the Portfolios is not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Portfolios’ shareholders, and unanimously renewed the Agreement.

Renewal of the Sub-Advisory Agreements

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the renewal of the sub-advisory agreement between Chicago Equity Partners, LLC (“CEP”) and the Trust, on behalf of the Equity Portfolio and the Bond Portfolio, and the sub-advisory agreement between Invesco Advisors, Inc. (“Invesco”) and the Trust, on behalf of the Money Market Portfolio (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”).  In considering the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements from each Sub-Adviser.  These materials included: (a) information on the investment performance of the Portfolios, a peer group of funds and appropriate indices with respect to the Portfolios; (b) the resources available with respect to compliance with the Portfolios’ investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of each Sub-Adviser, (d) investment management staffing, and (e) the financial condition of each Sub-Adviser.

In its consideration of the renewal of each Sub-Advisory Agreement for the Portfolios, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of each Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of CEP’s and Invesco’s research capabilities, the quality of its compliance infrastructure and the experience of their portfolio management personnel.  The Trustees concluded that each Sub-Adviser had provided quality services to the Portfolios.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of CEP’s and Invesco’s past performance as Sub-adviser to its respective Portfolio, as well as other factors relating to its track record.  The Board concluded that each Sub-Adviser’s performance was acceptable.

 Fees and Expenses.  The Board noted that the Portfolios would not compensate CEP and Invesco for sub-advisory services, but rather JNF would compensate each Sub-Adviser out of the advisory fees received from the Portfolios. The Board, including the Independent Trustees, next considered the expense ratio for the Portfolios, and expense ratios of a peer group of funds.  The Trustees concluded that the Portfolios’ sub-advisory fees were acceptable in light of the quality of the services the Portfolios receive from each Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Portfolios and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of each Portfolio, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by each Sub-Adviser in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios.  It also considered the profits realized by each Sub-Adviser from other activities related to the Portfolios.  The Trustees concluded that each Sub-Adviser’s level of profitability from its relationship to the Portfolios is not excessive.

 Conclusion. The Board, having requested and received such information from each Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Advisory fee structures are fair and reasonable, and unanimously approved each proposed Sub-Advisory Agreement.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Portfolios are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Portfolios believe that you should be aware of policies to protect the confidentiality of that information.

The Portfolios collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Portfolios do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Portfolios are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Portfolios restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Portfolios maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Portfolios through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR

JNF Advisors, Inc.

9920 Corporate Campus Dr., Suite 1000
Louisville, KY 40223

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2010 - $36,000

FYE 2009 - $48,000

(b)

Audit-Related Fees

FYE 2010 - None

FYE 2009 - None

(c)

Tax Fees

FYE 2010 - $6,000

FYE 2009 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2010 - None

FYE 2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2009

2010

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $6,000

2009 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/4/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/4/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/4/11